SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported)        MARCH 10, 1999
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                                     KEYCORP
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             (Exact name of registrant as specified in its charter)


      OHIO                             0-850                     34-6542451
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(State of incorporation)      (Commission File Number)         (IRS Employer
                                                             Identification No.)


                  127 PUBLIC SQUARE, CLEVELAND, OHIO 44114-1306
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                    (Address of principal executive offices)


                                  216-689-6300
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)



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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The following exhibit is filed herewith and incorporated by reference into Registration Statement Nos. 333-59175 and 333-59175-01 (together with Amendment No. 1 thereto) pertaining to the offering of $250,000,000 6-7/8% Capital Securities, Liquidation Amount $1,000 per Capital Security (the "Capital Securities"), of KeyCorp Capital II (the "Issuer Trust"), fully and unconditionally guaranteed by KeyCorp (the "Corporation").


EXHIBIT NUMBER     DESCRIPTION

        1 Underwriting Agreement, dated March 10, 1999, among the Issuer Trust, the Corporation and Credit Suisse First Boston Corporation, as representative of several underwriters named in Schedule A to the Underwriting Agreement (the "Underwriters"), relating to the issuance and sale of the Capital Securities of the Issuer Trust to the Underwriters.



                                       -2-

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        KEYCORP


                                        By: /s/ Daniel R. Stolzer
                                           -------------------------------------
                                           Name:  Daniel R. Stolzer
                                           Title: Vice President and
                                                  Associate General Counsel



Date: March 15, 1999

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT NUMBER     DESCRIPTION

        1 Underwriting Agreement, dated March 10, 1999, among the Issuer Trust, the Corporation and Credit Suisse First Boston Corporation, as representative of several underwriters named in Schedule A to the Underwriting Agreement (the "Underwriters"), relating to the issuance and sale of the Capital Securities of the Issuer Trust to the Underwriters.